SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): April 14, 2004

                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

   Delaware                        0-19848                        75-2018505
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation or
 organization)

         2280 N. Greenville Avenue
         Richardson, Texas                                      75082
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         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On April 14, 2004, Fossil, Inc. (the "Company") announced that it had completed the acquisition of Tempus International Corp. for approximately $50 million in cash. Tempus, which does business as Michele Watches, is based in Miami, Florida and manufactures, markets and distributes luxury watches under the MW and MW Michele brand labels. Michele's MW brand, launched as a fine watch brand in the United States in the fall of 2000, with its CSX Diamond Collections, quickly became a leader in its category at luxury retailers including Neiman Marcus, Saks Fifth Avenue and better independent retailers. A copy of the Company's press release regarding the acquisition is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

99.1 Press Release, dated April 14, 2004, announcing the completed acquisition of Michele Watches.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 14, 2004

                                     FOSSIL, INC.

                                     By:      /s/ Mike L. Kovar
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                                     Name:    Mike L. Kovar
                                              ----------------------------------

                                     Title:   Senior Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release, dated April 14, 2004, announcing the completed acquisition of Michele Watches.


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